                    FIRST AMENDMENT TO THE CREDIT AGREEMENT

     FIRST AMENDMENT, dated as of September 14, 1998, among AUTHENTIC FITNESS PRODUCTS INC. (the 'Borrower'), AUTHENTIC FITNESS CORPORATION ('Parent'), the Lenders party to the Credit Agreement referred to below, THE BANK OF NOVA SCOTIA ('Scotiabank') and GENERAL ELECTRIC CAPITAL CORPORATION ('GE Capital'), as Agents (the 'Agents') for the Lenders thereunder, SCOTIABANK, as Administrative Agent and Paying Agent for the Lenders thereunder and as Swing Line Bank and the Fronting Bank thereunder, GE CAPITAL, as Documentation Agent and Collateral Agent for the Lenders thereunder, and SOCIETE GENERALE, as Co-Agent for the Lenders thereunder.

                            W I T N E S S E T H :

     WHEREAS, the parties hereto have entered into that certain Restated Credit Agreement, dated as of March 18, 1998 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the 'Credit Agreement,' and capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

     WHEREAS, the Borrower desires to have the Lenders amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders have agreed to such amendment upon the terms and subject to the conditions provided herein;

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Amendments. The Lenders, the Agents, the Borrower and Parent hereby agree to the following amendments to the Credit Agreement:

     (a) Section 5.02(g)(ii)(C) of the Credit Agreement is hereby amended to read as follows:

     '(C) repurchase shares of its common stock and make cash payments under the Stock Repurchase Program in an aggregate amount not to exceed $50,000,000 plus the amount of cash payments made by Citibank, N.A. to Parent under the Stock Repurchase Program;'






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     (b) Section 5.04(c) of the Credit Agreement is hereby amended to read as follows:

     '(c) Maximum Total Debt to EBITDA Ratio. Maintain, as of the end of each fiscal month, a ratio of Total Debt to Consolidated EBITDA of Parent and its Subsidiaries for the period of twelve fiscal months ending at the end of each such fiscal month of not greater than the amount set forth below for each fiscal month ending during the period set forth below:



     TWELVE FISCAL MONTH PERIOD
        ENDING ON OR ABOUT                        RATIO
---------------------------------------------   ---------
June 30, 1997 - August 31, 1997                  3.25:1.00
September 30, 1997 - May 31, 1999                3.00:1.00
June 30, 1999 and thereafter                     2.75:1.00



     SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Agents shall have received (a) counterparts of this Amendment executed by Parent, the Borrower and a Supermajority of Lenders or, as to the Lenders, advice satisfactory to the Agents that such Lenders have executed this Amendment, (b) a copy of the annexed Consent of Guarantors executed by the parties thereto and (c) the fee referred to in the first sentence of Section 5 hereof.

     SECTION 3. Representations and Warranties. Parent and the Borrower hereby jointly and severally represent and warrant to the Lenders and the Agents as follows:

     (a) After giving effect to this Amendment, each of the representations and warranties in Article IV of the Credit Agreement and in the other Loan Documents are correct on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty expressly relates to an earlier date.

     (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

     (c) The execution, delivery and performance by Parent and the Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

     (d) This Amendment has been duly executed an delivered by the Borrower and Parent and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower and Parent, enforceable against them in accordance with its terms.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to 'this Agreement,' 'hereunder,' 'hereof,' 'herein,' or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except to the extent waived or amended herein, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Fees, Costs and Expenses. Parent and the Borrower agree to pay to the Administrative Agent for the benefit of the Lenders, based on their Pro Rata Shares, a fee in the amount of $215,000. Parent and the Borrower further agree to pay on demand (i) all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                                       3







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


     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.



                                       AUTHENTIC FITNESS PRODUCTS INC.


                                       By: Stanley P. Silverstein
                                           __________________________________
                                           Name:  Stanley P. Silverstein
                                           Title: Acting General Counsel


                                       AUTHENTIC FITNESS CORPORATION

                                       By: Stanley P. Silverstein
                                           __________________________________
                                           Name:  Stanley P. Silverstein
                                           Title: Acting General Counsel


                                       THE BANK OF NOVA SCOTIA

                                       By: John Hopmans
                                           ___________________________________
                                           Name:  John Hopmans
                                           Title: Senior Relationship Manager


                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION

                                       By: Peggy Erlenkotter
                                           ___________________________________
                                           Name:  Peggy Erlenkotter
                                           Title: Duly Authorized Signatory


                                       SOCIETE GENERALE

                                       By: Robert Petersen
                                           ___________________________________
                                           Name:  Robert Petersen
                                           Title: Vice President


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: Albert W. Kelly
                                           ___________________________________
                                           Name:  Albert W. Kelly
                                           Title: Vice President


                                       NATIONSBANK, N.A.

                                       By: David H. Dinkins
                                           ___________________________________
                                           Name:  David H. Dinkins
                                           Title: Vice President


                                       FLEET BANK, N.A.

                                       By: Steven R. Navarro
                                           ___________________________________
                                           Name:  Steven R. Navarro
                                           Title: Senior Vice President





                                        4



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


                                       COMMERZBANK AG, New York Branch


By:     Peter Doyle                    By:     Robert Donohue
   ________________________________        _________________________________
   Name:   Peter Doyle                     Name:  Robert Donohue
   Title:  Assistant Vice President        Title: Vice President



                                       FIRST UNION NATIONAL BANK

                                       By:    John P. Longhine
                                           ___________________________________
                                           Name:  John P. Longhine
                                           Title: Senior Vice President


                                       THE BANK OF NEW YORK

                                       By:    Eliza S. Adams
                                           ___________________________________
                                           Name: Eliza S. Adams
                                           Title: Vice President


                                       BANKBOSTON, N.A.

                                       By:    Nancy E. Fuller
                                           ___________________________________
                                           Name: Nancy E. Fuller
                                           Title: Director


                                       CITICORP USA, INC.

                                       By: ___________________________________
                                           Name:
                                           Title:



                                       5


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




                             CONSENT OF GUARANTORS

     The undersigned, a party to the Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement, each dated as of September 6, 1996, as amended, hereby consents to the terms of the foregoing Amendment dated as of September 14, 1998 (to which this Consent is annexed) and confirms that such Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement remain in full force and effect and continue to secure the Obligations pursuant to the terms thereof.

     Dated as of September 14, 1998




                                          AUTHENTIC FITNESS RETAIL INC.


                                          BY: Stanley P. Silverstein
                                              __________________________________
                                              NAME:  Stanley P. Silverstein
                                              TITLE: Acting General Counsel


                                          CCC ACQUISITION CORP.


                                          BY: Stanley P. Silverstein
                                              __________________________________
                                              NAME:  Stanley P. Silverstein
                                              TITLE: Acting General Counsel


                                          CCC ACQUISITION REALTY CORP.


                                          BY: Stanley P. Silverstein
                                              __________________________________
                                              NAME:  Stanley P. Silverstein
                                              TITLE: Acting General Counsel


                                          CCC TEN. CORP.


                                          BY: Stanley P. Silverstein
                                              __________________________________
                                              NAME:  Stanley P. Silverstein
                                              TITLE: Acting General Counsel


                                          CCC CAL. CORP.


                                          BY: Stanley P. Silverstein
                                              __________________________________
                                              NAME:  Stanley P. Silverstein
                                              TITLE: Acting General Counsel




                                       6


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